                                                                       EXHIBIT d

                    CALAMOS CONVERTIBLE AND HIGH INCOME FUND
                    A STATUTORY BUSINESS TRUST (THE "TRUST")

                          FORM OF SPECIMEN CERTIFICATE

      NUMBER                                                    SHARES

      ______
                                                          THIS CERTIFICATE IS
                                                            TRANSFERABLE IN
                                                                NEW YORK
                                                        CUSIP NO. [____________]
                                                        SEE REVERSE FOR CERTAIN
                                                              DEFINITIONS

FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF BENEFICIAL INTEREST, NO PAR VALUE, OF

Calamos Convertible and High Income Fund, a series of the Trust, transferable on the books of the Trust by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust, each as from time to time amended, to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

      Witness the facsimile signatures of its duly authorized officers

DATED:

   _______________________________               _______________________________
      James S. Hamman, Jr.                          John P. Calamos
      Secretary                                     President


                                                 COUNTERSIGNED AND REGISTERED;
                                                 THE BANK OF NEW YORK

                                                 TRANSFER AGENT AND REGISTRAR

                                                 BY ____________________________
                                                        AUTHORIZED SIGNATURE

                    CALAMOS CONVERTIBLE AND HIGH INCOME FUND

      The following abbreviations, when used in the inscription on the face on this certificate, shall be construed as though they were written out in full according to applicable laws or regulations;

TEN COM - as tenants in common           UNIF GIFT MIN ACT - ____ Custodian  _____
                                                            (Cust)          (Minor)
TEN ENT - as tenants by the entireties                      under Uniform Gifts to Minors

                                                            Act__________________________
                                                                       (State)

JT TEN  - as joint tenants with right
          of survivorship and not as
          tenants in common

      Additional abbreviations may also be used though not in the above list.

      For value received, _______________ hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE


__________________________________________

________________________________________________________________________________
   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of Beneficial Interest represented by the within certificate and do hereby irrevocably constitute and appoint _____________________________________________

________________________________________________________________________________
Attorney to transfer the said Shares of Beneficial Ownership on the books of the within named Trust with full power of substitution in the premises.

Dated:________________________________

                                            ____________________________________
                                            Signature

                                               NOTICE: THE SIGNATURE(S) TO THIS
                                            ASSIGNMENT MUST CORRESPOND WITH THE
                                            NAME AS WRITTEN UPON THE FACE OF THE
                                            CERTIFICATE IN EVERY PARTICULAR,
                                            WITHOUT ALTERATION OR ENLARGEMENT,
                                            OR ANY CHANGE WHATEVER.




Signature(s) Guaranteed:

By _____________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKHOLDERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17 AD-15.